Exhibit 3.83

Form LLC-5.5 January 1999	Illinois Limited Liability Company Act	This space for use by Secretary of State
Articles of Organization	FILED
Jesse White	OCTOBER 4, 1999
Secretary of State
Department of Business Services	SUBMIT IN DUPLICATE Must be typewritten	LIMITED LIABILITY CO. DIV.
Limited Liability Company Division	JESSE WHITE
Room 359, Howlett Building	SECRETARY OF STATE
Springfield, IL 62756
http://www.sos.state.il.us	This space for use by Secretary of State
PAID OCTOBER 4, 1999
Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State”.	Date	OCT 04, 1999
Assigned File #	0033 020 5
Filing Fee	$400.00
Approved:	JE

1.	Limited Liability Company Name:	Kimball Hill Texas Investment Company, L.L.C.

(The LLC name must contain the words limited liability company, L.L.C. or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2.	Transacting business under an assumed name: ☐ Yes ☒ No (If YES, a Form LLC-1.20 is required to be completed and attached to these Articles.)

3.	The address, including county, of its principal place of business: (Post office box alone and c/o are unacceptable.)
5999 New Wilke Road, Suite 504
Rolling Meadows, IL 60008	Cook County

4.	Federal Employer Identification Number (F.E.I.N.):	Applied for

5.	The Articles of Organization are effective on: (Check one)
a)	☒	the filling date, or b)	☐ another date later than but not more than 60 days subsequent to the filling date:
(month, day, year)

6.	The registered agent’s name and registered office address is:

Registered agent:	Jacqueline	D.	Butler
First Name	Middle Initial	Last Name
Registered Office:	5999 New Wilke Road, Suite 504
(P.O. Box alone and	Number	Street	Suite #
c/o are unacceptable)	Rolling Meadows	60008	Cook
City	Zip Code	County

7.	Purpose or purposes for which the LLC is organized: Include the business code # (from IRS Form 1065). (If not sufficient space to cover this point, add one or more sheets of this size.)
Real Estate Investments (6748)

8.	The latest date, if any, upon which the company is to dissolve (perpetual) .
(month, day, year)
Any other events of dissolution enumerated on an attachment. (Optional)	(None)

9.	Other provisions for the regulation of the internal affairs of the LLC per Section 5-5 (a)(8) included as attachment:
☐ Yes ☒ No
If yes, state the provisions(s) and the statutory cite(s) from the ILLCA.

10.	a) Management is vested, in whole or in part, in the manager(s): ☒ Yes ☐ No
If yes, list names and business addresses.

David K. Hill 5999 New Wilke Road Suite 504 Rolling Meadows, IL 60008

b) Management is vested in the member(s): ☐ Yes ☒ No
If yes, list names and addresses.

11.	The undersigned affirms, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

	Dated	September 15 ,	1999
		(Month/Day)	(Year)

	Signature(s) and Name(s) of Organizer(s)	Business Address(es)

1.	/s/ James A. Moehling	1.	Sears Tower - 85th Floor
	Signature		Number	Street
	James A. Moehling, Organizer		Chicago
	(Type or print name and title)		City/Town
			Illinois	60606
	(Name if a corporation or other entity)		State	Zip Code
2.		2.
	Signature		Number	Street

	(Type or print name and title)		City/Town

	(Name if a corporation or other entity)		State	Zip Code
3.		3.
	Signature		Number	Street

	(Type or print name and title)		City/Town

	(Name if a corporation or other entity)		State	Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

Form LLC-5.25 January 2000		Illinois Limited Liability Company Act		LC0076380
		Articles of Amendment		FILED
Jesse White		Filing Fee (see instructions). SUBMIT IN DUPLICATE Must be typewritten
Secretary of State
Department of Business Services				NOV 29 2001
Limited Liability Company Division
Room 351, Howlett Building
Springfield, IL 62756		This space for use by Secretary of State
http://www.sos.state.il.us				JESSE WHITE
Payment may be made by business firm check payable to Secretary of State. (If check is returned for any reason this filing will be void.)		Date	11.29.2001	SECRETARY OF STATE PAID NOV 30 2001
		Assigned File #	0033 0205
		Filing Fee	$25.00
		Approved:	/s/ [illegible]

1.	Limited Liability Company Name:	Kimball Hill Texas Investment Company, L.L.C.

2.	File number assigned by the Secretary of State:	00330205-L

3.	These Articles of Amendment are effective on ☒ the file date or a later date being			, not to
exceed 30 days after the file date.

4.	The Articles of Organization are amended as follows: (Attach a copy of the text of each amendment adopted.)
☐	a)	Admission of a new member (give name and address below)
☐	b)	Admission of a new manager (give name and address below)
☐	c)	Withdrawal of a member (give name below)
☐	d)	Withdrawal of a manager (give name below)
☐	e)	Change in the address of the office at which the records required by Section 1-40 of the Act are kept (give new address, including county below)
☒	f)	Change of registered agent and/or registered agent’s office (give new name and address, including county below) (Address change of P.O. Box and c/o are unacceptable)
☐	g)	Change in the limited liability company’s name (list below)
☐	h)	Change in date of dissolution or other events of dissolution enumerated in item 8 of the Articles of Organization
☐	i)	Other (give information below)

The new Registered Agent for the above entity is CT Corporation System, 208 South LaSalle St., Suite 814, Chicago, IL  60604.

5.	This amendment was adopted by the managers. S. 5-25(3)		☒Yes	☐No
	a) Not less than minimum number of managers so approved.		☒Yes	☐No
	b) Member action was not required.		☒Yes	☐No

6.	This amendment was adopted by the members. S. 5-25(4)		☐Yes	☒No
Not less than minimum number of members so approved.

7.	I affirm, under penalties of perjury, having authority to sign hereto, that this articles of amendment is to the best of my knowledge and belief, true, correct and complete.
	Dated	October 3 ,	2001.
		(Month & Day)	(Year)

/s/ Hal H. Barber
(Signature)

Hal H. Barber, MGR
(Type or print Name and Title)

Kimball Hill Texas
(If applicant is a company or other entity, state name of company and indicate whether it is a member or manager of the LLC.)

INSTRUCTIONS:	*	If the only change reported is a change in the registered agent and /or registered office, the filing fee is $25.
If other changes are reported, the filing fee is $100.

Form LLC-5.25 February 2002	Illinois Limited Liability Company Act Articles of Amendment		This space for use by Secretary of State
Jesse White	Filing Fee (see instructions). SUBMIT IN DUPLICATE Must be typewritten		FILED SEP 25 2003
Secretary of State
Department of Business Services
[ILLEGIBLE]
LC0240456
http://www.illsos.net
Payment may be made by business firm check payable to Secretary of State. (If check is returned for any reason this filing will be void.)	This space for use by Secretary of State		JESSE WHITE
	Date	09.25.2003	SECRETARY OF STATE PAID SEP 25 2003
	Assigned File #	00330205
	Filing Fee	$100.00
	Approved:	/s/ [ILLEGIBLE]

1.         Limited Liability Company name  KIMBALL HILL TEXAS INVESTMENT COMPANY LLC

2.         File number assigned by the Secretary of State:         00330205

3.         These Articles of Amendment are effective on ☒ the file date or a later date being                                         , not to exceed 30 days after the file date.

4.         The Articles of Organization are amended as follows: (Attach a copy of the text of each amendment adopted.)

☐       a)         Admission of a new member (give name and address below)

☐       b)        Admission of a new manager (give name and address below)

☐       c)         Withdrawal of a member (give name below)

☒       d)        Withdrawal of a manager (give name below)

☐       e)         Change in the address of the office at which the records required by Section 1-40 of the Act are kept (give new address, including county below)

☐       f)         Change of registered agent and/or registered agent’s office (give new name and address, including county below) (Address change of P.O. Box and c/o are unacceptable)

☐       g)        Change in the limited liability company’s name (list below)

☐       h)        Change in date of dissolution or other events of dissolution enumerated in item 8 of the Articles of Organization

☐       i)          Other (give information below)

Correction to manager list. There is only one manager, David K. Hill. Hal H. Barber is not a manager and never was a manager of this LLC.

5.	This amendment was adopted by the managers. S. 5-25(3)		☐Yes	☐No
	a) Not less than minimum number of managers so approved.		☐Yes	☐No
	b) Member action was not required.		☒Yes	☐No

6.	This amendment was adopted by the members. S. 5-25(4)		☐Yes	☐No
Not less than minimum number of members so approved.

7.	I affirm, under penalties of perjury, having authority to sign hereto, that this articles of amendment is to the best of my knowledge and belief, true, correct and complete.

	Dated	September 3 ,	2003 .
		(Month & Day)	(Year)

/s/ David K. Hill
(Signature)

David K. Hill, Manager
(Type or print Name and Title)

Kimball Hill Texas Investment Company, LLC
(If applicant is a company or other entity, state name of company and indicate whether it is a member or manager of the LLC.)

INSTRUCTIONS:	*	If the only change reported is a change in the registered agent and/or registered office, the filing fee is $25.

If other changes are reported, the filing fee is $100.